Income Tax (Details) - Schedule of a reconciliation of the federal income tax rate	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Schedule of a reconciliation of the federal income tax rate [Abstract]
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
Change in fair value of warrants	84.90%	0.00%
Transaction costs allocable to warrants	(27.10%)	0.00%
Change in valuation allowance	(78.90%)	(21.00%)
Income tax provision	0.00%	0.00%